                                                                 EXHIBIT (a)(2)


                         CONSENT, LETTER OF TRANSMITTAL
                               AND ELECTION FORM

                FOR USE BY REGISTERED HOLDERS OF 6% SUBORDINATED
                        DEBENTURES DUE OCTOBER 31, 2003
                              (CUSIP #22 26R AA01)

                              COUNSEL CORPORATION

         The Offer and the Solicitation will expire at 5:00 p.m. (Toronto time), on October 20, 2003, unless extended (the "Expiration Date"). The Corporation reserves the right to postpone the Expiration Date in its sole discretion. The Corporation plans to execute the Supplemental Indenture containing the Proposed Amendments to the Existing Trust Indenture governing the Debentures following the Expiration Date. The Supplemental Indenture will become effective concurrently with the full payment of the deposited Debentures. Holders of Debentures who accept the Offer will be deemed to have consented to the Proposed Amendments with respect to such tendered Debentures. Holders of Debentures may not consent to the Proposed Amendments without tendering their Debentures pursuant to the Offer. Tenders of Debentures may be withdrawn at any time until the Corporation takes up the deposited Debentures. Consents to the Proposed Amendments will be automatically revoked upon a Debentureholder's withdrawal of its tender.

         This Consent, Letter of Transmittal and Election Form, properly completed and duly executed, or a manually executed facsimile thereof, together with all other required documents, must accompany certificates for Debentures deposited pursuant to the Offer.

         The terms and conditions of the Offer and the Offering Circular dated September 12, 2003 are incorporated by reference in this Consent, Letter of Transmittal and Election Form. Capitalized terms used but not defined in this Consent, Letter of Transmittal and Election Form which are defined in the Offer and the Offering Circular have the meanings set out in the Offer and the Offering Circular. Please read the Offer and the Offering Circular and the instructions accompanying this Consent, Letter of Transmittal and Election Form carefully before completing this Consent, Letter of Transmittal and Election Form. The Depositary and the Dealer Manager (see last page for addresses and telephone numbers) or your broker or other financial advisor will assist you in completing this Consent, Letter of Transmittal and Election Form.

         All $ or dollar references in this Consent, Letter of Transmittal and Election Form are in U.S. dollars unless otherwise stated.

TO:      COUNSEL CORPORATION

AND TO:  COMPUTERSHARE TRUST COMPANY OF CANADA AT ITS OFFICES SET OUT HEREIN

         The undersigned, subject only to the provisions of the Offer and Solicitation regarding withdrawal and revocation, irrevocably accepts the Offer and Solicitation for such total principal amount at maturity of Debentures indicated herein upon the terms and conditions contained in the Offer and Solicitation. To the extent Debentures are tendered in the Offer, the undersigned delivers to you the enclosed certificates for Debentures. The following are the details of the certificate(s) representing the Debentures tendered in the Offer and for which Consents are given in the Solicitation:

CERTIFICATE NUMBER(S)                 NAME IN WHICH REGISTERED              TOTAL PRINCIPAL AMOUNT OF
                                                                              DEBENTURES TENDERED(1)




---------
(1) Tenders and Consents may only be made in denominations of US$1,000 principal amount and additional increments of US$1,000. The principal amount of all Debentures identified in this table shall be deemed tendered and including Consents to which they relate. See Instruction 7.

         The undersigned has completed, executed and delivered this Consent, Letter of Transmittal and Election Form to indicate the actions the undersigned desires to take with respect to the Offer and the Solicitation. Debentures may be tendered and will be accepted for purchase only in denominations of $1,000 principal amount and integral multiples thereof. The undersigned hereby acknowledges receipt of the Offer and the Offering Circular. If the undersigned is tendering Debentures in the Offer, the undersigned hereby represents and warrants that the undersigned has good and sufficient authority to deposit, sell, transfer and assign the Debentures represented by the enclosed certificate(s) (the "Deposited Debentures") and that if the Deposited Debentures are accepted for payment by the Corporation, the Corporation will acquire good title to the Deposited Debentures free from all liens, charges, encumbrances, claims and restrictions whatsoever together with all rights and benefits arising therefrom and in accordance with the following.

         IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, the undersigned, to the extent Debentures are tendered in the Offer, sells, transfers and assigns to the Corporation all of the right, title and interest of the undersigned in and to the Deposited Debentures together with all rights and benefits arising therefrom, including the right in and to any and all interests, distributions, payments, securities, rights, warrants, assets or other interests (collectively, "distributions") which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Debentures or any of them after the date the Debentures are taken up and paid for by the Corporation pursuant to the Offer.

         In conjunction with the Offer, the Corporation is also requesting Consents from Debentureholders representing at least 66 2/3% in aggregate principal amount of Debentures to the Proposed Amendments to the Existing Trust Indenture. DEBENTUREHOLDERS WHO TENDER IN THE OFFER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS AND TO THE EXECUTION BY THE TRUSTEE OF THE SUPPLEMENTAL INDENTURE. This Consent, Letter of Transmittal and Election Form, once completed, executed and delivered in accordance with its terms, shall constitute an instrument in writing within the meaning of section 10.15 of the Existing Trust Indenture and shall irrevocably evidence and represent the agreement of the undersigned to the Proposed Amendments to the Existing Trust Indenture and the authorization given to the Trustee and the Corporation to sign the Supplemental Indenture.

         IN CONSIDERATION OF THE SOLICITATION AND FOR VALUE RECEIVED, the undersigned hereby consents and agrees pursuant to section 10.15 of the Existing Trust Indenture to the Proposed Amendments and authorizes the Trustee and the Corporation to sign the Supplemental Indenture.

         DEBENTUREHOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR DEBENTURES TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE. HOLDERS OF DEBENTURES MAY NOT CONSENT TO THE PROPOSED AMENDMENTS PURSUANT TO THE SOLICITATION WITHOUT TENDERING THEIR DEBENTURES PURSUANT TO THE OFFER. TENDERS MAY BE WITHDRAWN AT ANY TIME UNTIL THE CORPORATION TAKES UP THE DEPOSITED DEBENTURES AND CONSENTS WILL BE AUTOMATICALLY REVOKED UPON A DEBENTUREHOLDER'S WITHDRAWAL OF ITS TENDER.

         The undersigned agrees that if it does not make an election or makes an ineffective election (including because the Consent, Letter of Transmittal and Election Form is not received by Computershare by the Expiration Time), the undersigned will be deemed to have elected to receive $750 in cash per $1,000 principal amount of Debentures deposited.

         The undersigned, to the extent Debentures are tendered in the Offer, irrevocably constitutes and appoints any of the persons occupying the position of Chief Executive Officer, Chief Financial Officer or Secretary of the Corporation, and any other person designated by the Corporation in writing, the true and lawful agent, attorney and attorney-in-fact of the undersigned with respect to the Deposited Debentures taken up and paid for under the Offer and any distributions on such Debentures with full power of substitution (such power of attorney, being irrevocable) to, in the name of and on behalf of the undersigned, (a) register or record the transfer of such Deposited Debentures and distributions consisting of securities on the registers of the Corporation;
(b) execute and negotiate any cheques or other instruments representing any such distribution payable to or to the order of the undersigned; and (c) exercise any rights of the undersigned with respect to such Deposited Debentures and distributions.

         The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Debentures or any distributions. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Debentures or any distributions by or on behalf of the undersigned, unless the Deposited Debentures are not taken up and paid for under the Offer.

         The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to convey the Deposited Debentures and distributions effectively to the Corporation. Each authority conferred or agreed to be conferred by the undersigned in the Consent, Letter of Transmittal and Election Form may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Consent, Letter of Transmittal and Election Form shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, the deposit of Debentures pursuant to the Consent, Letter of Transmittal and Election Form is irrevocable.

         The undersigned instructs the Corporation and the Depositary, upon the Corporation taking up the Deposited Debentures and accepting Consents, to mail promptly the cheques and the certificate(s) representing the Debentures not deposited or purchased by first class mail, postage prepaid, or to hold such cheques or certificates for pick-up, in accordance with the instructions given below. Should any Deposited Debentures not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence.

                                 YOUR ELECTION

You should consult your financial and tax advisors prior to making an election as to the consideration you wish to receive under the Offer. Please review the enclosed instructions on pages 6-9 carefully before completing the following information.

BOX A - ELECTION OF CONSIDERATION

         [X]      $750 in cash per $1,000
                  principal amount of Debentures

IF AN ELECTION IS NOT MADE OR IS NOT PROPERLY MADE, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE $750 IN CASH PER $1,000 PRINCIPAL AMOUNT OF DEBENTURES.


                          SPECIAL PAYMENT INSTRUCTIONS

                                     BOX B

                       ISSUE CHEQUE AND/OR CERTIFICATE(S)
                                IN THE NAME OF:
                                 (please print)

-------------------------------------------------------------------------------
                                     (Name)

-------------------------------------------------------------------------------
                          (Street Address and Number)

-------------------------------------------------------------------------------
                          (City and Province or State)

-------------------------------------------------------------------------------
                        (Country and Postal (Zip) Code)

-------------------------------------------------------------------------------
                          (Telephone - Business Hours)

-------------------------------------------------------------------------------
                  (Social Insurance or Social Security Number)

-------------------------------------------------------------------------------
                       (Taxpayer Identification Number -
                       U.S. Citizens and Residents Only)


                                     BOX C

[ ] DELIVER CHEQUE AND/OR CERTIFICATE(S) TO THE SAME ADDRESS AS IN BOX B (unless Box D is checked)


-------------------------------------------------------------------------------
                                    (Name)

-------------------------------------------------------------------------------
                          (Street Address and Number)

-------------------------------------------------------------------------------
                         (City and Province or State)

-------------------------------------------------------------------------------
                        (Country and Postal (Zip) Code)

-------------------------------------------------------------------------------
                 (Social Insurance or Social Security Number)


                                     BOX D

[ ]      HOLD CHEQUE AND/OR CERTIFICATES FOR PICK-UP AT DEPOSITARY


                                     BOX E

[ ] CHECK HERE IF DEBENTURES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING (please print or type)


Name of Registered Holder                                        Date of Guaranteed Delivery
                         -------------------------------------                               -----------------

Name of Institution which Guaranteed Delivery
                                              -----------------------------------------------------------------

Signature guaranteed by (if required under Instruction 4):   Dated:
                                                                      ------------------------------------------------

-------------------------------------------------------      ---------------------------------------------------------
Authorized Signature                                         Signature of Shareholder or Authorized Representative
                                                                               (See Instruction 5)

-------------------------------------------------------      ---------------------------------------------------------
Name of Guarantor (please print or type)                     Name of Shareholder (please print or type)

-------------------------------------------------------      ---------------------------------------------------------
Address (please print or type)                               Name of Authorized Representative (please print or type)
                                                                                 (if applicable)


         INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

------------------  ---------------------------------  ------------------------
      (Firm)            (Registered Representative)       (Telephone Number)

[ ] CHECK HERE IF LIST OF BENEFICIAL       [ ] CHECK HERE IF DISKETTE TO FOLLOW
    HOLDERS IS ATTACHED

                                  INSTRUCTIONS

1.       USE OF CONSENT, LETTER OF TRANSMITTAL AND ELECTION FORM

         (a) For a holder to properly tender Debentures pursuant to the Offer and deliver Consents pursuant to the Solicitation, a properly completed and duly executed copy of this Consent, Letter of Transmittal and Election Form and any other documents required by this Consent, Letter of Transmittal and Election Form must be received by the Depositary at its address set forth herein, and such tendered Debentures must be transferred and such Consents must be delivered pursuant to the procedures described in the Offer and the Offering Circular under the section entitled "The Offer - Procedures for Depositing Debentures and Consenting" (and a confirmation of such transfer must be received by the Depositary on or prior to the Expiration Date unless the Offer and the Solicitation is extended) as applicable or unless the procedures for guaranteed delivery set out in paragraph 3 below are employed.

         (b) The method used to deliver this Consent, Letter of Transmittal and Election Form and any accompanying certificates representing Debentures is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary. The Corporation recommends that the necessary documentation be hand delivered to the Depositary as applicable, at any of their offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Holders whose Debentures are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing and consenting those Debentures.

         (c) Box A and B must be completed in all cases. Box C must be completed in all cases either by checking the box at the top of Box C or filling in an alternate name and address for delivery. Box D need only be completed if it is requested that the cheque and/or certificate(s) be held for pick-up at the Toronto office of the Depositary.

         THIS CONSENT, LETTER OF TRANSMITTAL AND ELECTION FORM SHOULD ONLY BE SENT TO THE DEPOSITARY, NOT TO THE CORPORATION OR TO THE DEALER MANAGER.

2.       CONSENT TO PROPOSED AMENDMENTS

         In accordance with the Offer and the Offering Circular, all properly completed and executed Consent, Letter of Transmittal and Election Forms consenting to the Proposed Amendments that are received by the Depositary will be counted as Consents with respect to the Proposed Amendments.

         IF THE REQUISITE CONSENTS ARE OBTAINED, THE CORPORATION INTENDS TO EXECUTE THE SUPPLEMENTAL INDENTURE FOLLOWING THE EXPIRATION DATE AND IT WILL BECOME EFFECTIVE CONCURRENTLY WITH THE FULL PAYMENT OF THE PURCHASE PRICE OF THE DEPOSITED DEBENTURES.

3.       PROCEDURES FOR GUARANTEED DELIVERY

         If a Debentureholder wishes to deposit Debentures pursuant to the Offer and (i) the certificates representing such Debentures are not immediately available or (ii) the holder cannot deliver the certificates representing such Debentures or any other required documents to the Depositary on a timely basis at or prior to the Expiration Date, such Debentures may nevertheless be deposited if all of the following conditions are met:

         (a) such deposit is made by or through an Eligible Institution (as defined below);

         (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form accompanying this Consent, Letter of Transmittal and Election Form, or a manually executed facsimile copy thereof, (indicating the number of Debentures being deposited) is received by the Depositary (by hand, facsimile transmission or mail) at its office in Toronto together with a guarantee to deliver in the form set forth in such Notice of Guaranteed Delivery by an Eligible Institution, at or prior to the Expiration Date; and

         (c) the certificates representing the Deposited Debentures in proper form for transfer together with a properly completed and duly executed Consent, Letter of Transmittal and Election Form (or a manually executed photocopy thereof), with signature guaranteed if so required in accordance with the Consent, Letter of Transmittal and Election Form, and any other documents required by the Consent, Letter of Transmittal and Election Form, must be received by the Depositary at its principal office in Toronto before 5:00 p.m. Toronto time on the third trading day after the Expiration Date.

         DELIVERY TO ANY OFFICE OR TRANSMISSION OTHER THAN TO THE SPECIFIED OFFICE OR FACSIMILE NUMBER DOES NOT CONSTITUTE DELIVERY FOR THIS PURPOSE.

         An "Eligible Institution" means a Canadian Schedule 1 Chartered Bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks or trust companies in Canada or the United States.

4.       SIGNATURES

         This Consent, Letter of Transmittal and Election Form must be filled in and signed by the Debentureholder accepting the Offer or by such holder's duly authorized representative (in accordance with Instruction 6).

         (a) If this Consent, Letter of Transmittal and Election Form is signed by the registered owner(s) of the Debentures, such signature(s) on this Consent, Letter of Transmittal and Election Form must correspond with the name(s) as registered or as written on the face of the certificate(s) representing the Deposited Debentures without any change whatsoever, and, to the extent the Debentures are tendered, the certificate(s) need not be endorsed. If deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Consent, Letter of Transmittal and Election Form.

         (b) If this Consent, Letter of Transmittal and Election Form is signed by a person other than the registered owner(s) of the
                  Debentures:

                  (i) any accompanying certificate(s) representing Deposited Debentures must be endorsed or be accompanied by an appropriate transfer power of attorney duly and properly completed by the registered owner(s); and

                  (ii) the signature(s) on any such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) representing the Deposited Debentures and must be guaranteed as noted in paragraph 5 below.

5.       GUARANTEE OF SIGNATURES

         If this Consent, Letter of Transmittal and Election Form is signed by a person other than the registered owner(s) of the Debentures, or if Deposited Debentures not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of the Corporation, or if the payment of the consideration pursuant to the Offer is to be issued in the name of a person other than the registered owner of the Deposited Debentures, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

6.       FIDUCIARIES, REPRESENTATIVES AND AUTHORIZATIONS

         Where this Consent, Letter of Transmittal and Election Form is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing, and this Consent, Letter of Transmittal and Election Form must be accompanied by satisfactory evidence of the authority to act. Any of the Corporation or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

7.       PARTIAL TENDERS

         Tenders (and related Consents) of Debentures will be accepted only in denominations of $1,000 principal amount at maturity and additional increments of $1,000. If less than the entire principal amount of Debentures held by the holder is tendered, the Debentureholder should fill in the principal amount tendered in the column labelled "Total Principal Amount of Debentures Tendered" of the table on the second page of this Consent, Letter of Transmittal and Election Form. In such case, new certificate(s) for the principal amount of Debentures not deposited will be issued in the name of the registered owner(s) as shown on the register of the Corporation and sent to such owner(s) (unless otherwise provided herein) as soon as practicable after the Expiration Date. The total principal amount of Debentures evidenced by all certificates delivered will be deemed to have been deposited and a related Consent in respect thereof given, unless otherwise indicated.

8.       SOLICITATION

         Identify the investment dealer or broker, if any, who solicited acceptance of the Offer and deposit of the Consents by completing the appropriate box on the Consent, Letter of Transmittal and Election Form and present a list of beneficial holders if applicable or on a diskette that must be forwarded to the place of deposit.

9.       MISCELLANEOUS

         (a) If the space on this Consent, Letter of Transmittal and Election Form is insufficient to list all certificates for Deposited Debentures, additional certificate numbers and number of Deposited Debentures may be included on a separate signed list affixed to this Consent, Letter of Transmittal and Election Form.

         (b) If Deposited Debentures are registered in different forms (e.g. "John Doe" and "J. Doe") a separate Consent, Letter of Transmittal and Election Form should be signed for each different registration.

         (c) No alternative, conditional or contingent deposits will be accepted.

         (d) The Offer and Solicitation and any agreement resulting from the acceptance of the Offer and the Solicitation will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

         (e) Additional copies of the Offer, the Offering Circular, the Consent, Letter of Transmittal and Election Form and the Notice of Guaranteed Delivery may be obtained from the Dealer Manager and the Depositary at any of their respective offices at the addresses listed below.

10.      LOST CERTIFICATES

         If a Debenture certificate has been lost or destroyed, this Consent, Letter of Transmittal and Election Form should be completed as fully as possible and forwarded together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements, which must be properly complied with and submitted on or prior to the Expiration Date.

11.      DELIVERY BY DEPOSITARY

         Unless otherwise specified in Box B, C or D under "Special Payment Instructions", cheques or certificate(s) will be forwarded by first-class mail to the address of the registered owner of the Deposited Debentures as shown in the Corporation's register of Debentureholders.

12.      IMPORTANT U.S. TAX INFORMATION; SUBSTITUTE FORM W-9 AND SUBSTITUTE
         FORM W-8

         Under U.S. federal income tax law, all Debentureholders must provide the Depositary with (i) the Debentureholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or (ii) if the Debentureholder is a foreign person, the Substitute Form W-8 below. These forms are being collected so that the Depositary may satisfy its U.S. information reporting obligations.

SUBSTITUTE                        Name:
FORM W-9                               -------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
REQUEST FOR TAXPAYER              Address:
IDENTIFICATION NUMBER (TIN)               ----------------------------------------------------------------------------
AND CERTIFICATION
                                  Check appropriate box:

                                  [ ] Individual            [ ] Partnership         [ ]  Corporation        [ ]  Other

PART I.  Please provide your taxpayer identification number in                      Social security number (SSN):
the space at right.
Check here if TIN has been applied for:                                             ----------------------------------
                                                                                    OR
                                                                                    EIN:
                                                                                        ------------------------------

PART II. For Payees exempt from backup withholding. See the enclosed "Guidelines for Certification of Taxpayer
Identification Number on Substitute Form W-9."

                                               PART III. CERTIFICATION

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1)      THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE
         ISSUED TO ME); AND

(2)      I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING OR (B) I HAVE NOT BEEN
         NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR
         DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING; AND

(3)      I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT
TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTED INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING
NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER NOTIFICATION FROM THE IRS THAT YOU
ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM (2).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Signature:                                                                          Date:
          ----------------------------------------------------------------------          ----------------------------


                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART I OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OF SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF THE EXCHANGE, 30 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

Signature:                                           Date:
          ----------------------------------------         --------------------


PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

         GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. The taxpayer identification number for an individual is the individual's Social Security number, Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.


FOR THIS TYPE OF ACCOUNT:       GIVE THE NAME AND SOCIAL     FOR THIS TYPE OF          GIVE THE NAME AND EMPLOYER
                                SECURITY NUMBER OF -         ACCOUNT:                  IDENTIFICATION NUMBER OF -

1.   Individual                 The individual               6.  A valid trust,        The legal entity(4)
                                                                 estate or pension
                                                                 trust

2.   Two or more individuals    The actual owner of the      7.  Corporate or LLC      The corporation or LLC
     (joint account)            account or, if combined          electing corporate
                                funds, the first                 status on Form 8832
                                individual on the
                                account(1)

3.   Custodian account of a     The minor(2)                 8.  Association, club,    The organization
     minor (Uniform Gift to                                      religious,
     Minors Act)                                                 charitable,
                                                                 educational or
                                                                 other tax-exempt
                                                                 organization

4.a. The usual revocable        The grantor-trustee(1)       9.  Partnership or        The partnership or LLC
     savings trust (grantor                                      multimember LLC
     is also trustee)

   b.So-called trust account    The actual owner(1)          10. A broker or           The broker or nominee
     that is not a legal or                                      registered nominee
     valid trust under state
     law

5.   Sole proprietorship or     The owner(3)                 11. Account with the      The public entity
     single owner LLC                                            Department of
                                                                 Agriculture in
                                                                 the name of a
                                                                 public entity
                                                                 (such as a
                                                                 state or local
                                                                 government,
                                                                 school
                                                                 district, or
                                                                 prison) that
                                                                 receives
                                                                 agricultural
                                                                 program
                                                                 payments

---------
(1)      List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or TIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

             (Section references are to the Internal Revenue Code)

OBTAINING A NUMBER

         If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

         In some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain an SSN. This includes certain resident aliens who must receive information returns but who cannot obtain an SSN. These individuals must apply for an Individual Taxpayer Identification Number ("ITIN") on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

         To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

         The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting.

         Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends and payments by certain fishing boat operators.

(1)      A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(3)      The United States or any of its agencies or instrumentalities.

(4) A State, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6) An international organization or any of its agencies or instrumentalities.

(7)      A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)     A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)     A common trust fund operated by a bank under section 584(a).

(13)     A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of corporate Secretaries, Inc., Nominee List.

(15)     A trust exempt from tax under section 664 or described in section
         4947.

       Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations under such sections. The following payments are generally exempt from backup withholdings.

- Payments of dividends and patronage dividends to non-resident aliens subject to withholding under section 1441.

- Payments of dividends and patronage dividends to partnerships not engaged in a trade or business in the United States and that have at least one non-resident partner.

-        Payments of patronage dividends not paid in money.

- Payments of dividends and patronage dividends made by certain foreign organizations.

-        Section 404(k) distributions made by an ESOP.

-        Payments of interest on obligations issued by individuals.

         Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt interest dividends under section 852).

-        Payments described in section 6049(b)(5) to non-resident aliens.

-        Payments on tax-free covenant bonds under section 1451.

-        Payments made by certain foreign organizations.

-        Mortgage interest paid to you.

-        Cancelled debts reportable under section 6050P.

         Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations under such sections.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICES

         Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to held verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

         FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

SUBSTITUTE                             Name of Owner
FORM W-8
DEPARTMENT OF THE TREASURY,            Country of Incorporation or Organization
INTERNAL REVENUE SERVICE
CERTIFICATE OF FOREIGN STATUS          Type of beneficial owner:

                                       [ ] Grantor Trust
                                       [ ] Central Bank Issue                  [ ] Private Foundation
                                       [ ] Individual                          [ ] Disregarded Trust
                                       [ ] Complex Trust                       [ ] Government
                                       [ ] Tax Exempt Organization             [ ] Partnership
                                       [ ] Corporation                         [ ] Simple Trust
                                       [ ] Estate                              [ ] International Organization

                                       U.S. Taxpayer I.D. Number (if any)


                                       Permanent Address


                                       Current Mailing Address (if different from Permanent Address)


                                                               CERTIFICATION:


                                       UNDER PENALTIES OF PERJURY, I DECLARE
                                       THAT I HAVE EXAMINED THE INFORMATION ON
                                       THIS FORM AND TO THE BEST OF MY
                                       KNOWLEDGE AND BELIEF IT IS TRUE,
                                       CORRECT, AND COMPLETE. I FURTHER CERTIFY
                                       UNDER PENALTIES OF PERJURY THAT:

                                       -   I AM THE BENEFICIAL OWNER (OR AM AUTHORIZED TO SIGN FOR THE
                                           BENEFICIAL OWNER) OF ALL THE INCOME TO WHICH THIS FORM RELATES,

                                       -   THE BENEFICIAL OWNER IS NOT A U.S. PERSON,

                                       -   THE INCOME TO WHICH THIS FORM RELATES IS NOT EFFECTIVELY
                                           CONNECTED WITH THE CONDUCT OF A TRADE OR BUSINESS IN THE
                                           UNITED STATES OR IS EFFECTIVELY CONNECTED BUT IS NOT SUBJECT TO
                                           TAX UNDER AN INCOME TAX TREATY, AND

                                       -   FOR BROKER TRANSACTIONS OR BARTER EXCHANGES, THE BENEFICIAL
                                           OWNER IS AN EXEMPT FOREIGN PERSON AS DEFINED IN THE INSTRUCTIONS.


                                       FURTHERMORE, I AUTHORIZE THIS FORM TO BE PROVIDED TO ANY WITHHOLDING
                                       AGENT THAT HAS CONTROL, RECEIPT, OR CUSTODY OF THE INCOME OF WHICH
                                       I AM THE BENEFICIAL OWNER OR ANY WITHHOLDING AGENT THAT CAN DISBURSE
                                       OR MAKE PAYMENTS OF THE INCOME OF WHICH I AM THE BENEFICIAL OWNER. THE
                                       INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS
                                       OF THIS DOCUMENTS OTHER THAN THE CERTIFICATIONS REQUIRED TO ESTABLISH
                                       YOUR STATUS AS A NON-U.S. PERSON AND, IF APPLICABLE, OBTAIN A REDUCED
                                       RATE OF WITHHOLDING.


                                       Signature                                       Date:
                                                -------------------------------------       --------------------------

A. FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

                                  INSTRUCTIONS

SUBSTITUTE FORM W-9

1. Each United States taxpayer is required to provide Computershare Trust Company of Canada (the "the Depositary") with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, and to certify whether such person is subject to backup withholding of United States federal income tax.

2. If a United States taxpayer has been notified by the Internal Revenue Service that such person is subject to backup withholding, such person must cross out item 2 of the Substitute Form W-9, unless such person has since been notified by the Internal Revenue Service that such person is no longer subject to backup withholding.

3. Failure to provide the information and certifications on the Substitute Form W-9 may subject a United States taxpayer to a US$50 penalty imposed by the Internal Revenue Service and 30% United States federal income tax withholding on the payment of the purchase price of all Debentures purchased from such person.

4. If a United States taxpayer has not been issued a TIN and has applied for one or intends to apply for one in the near future, such person should check the box in Part 3 of the Substitute Form W-9 and complete the attached Certificate of Awaiting Taxpayer Identification Number. In such case, the Depositary will withhold 30% of all payments of the purchase price to such person made prior to the time a properly certified TIN is provided to the Depositary and, if the Depositary is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A United States taxpayer is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Debentures. If the Debetures are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

SUBSTITUTE FORM W-8BEN

1. In order for a non-United States taxpayer to prevent backup withholding, such person must complete the Form W-8BEN, to be signed under penalties of perjury, attesting to such person's exempt status.

THE DEPOSITARY IS:

                     COMPUTERSHARE TRUST COMPANY OF CANADA

                                    BY MAIL

                                 P.O. Box 7021
                               31 Adelaide St .E.
                                Toronto, Ontario
                                    M5C 3H2
                          Attention: Corporate Actions

                             BY HAND OR BY COURIER

                             100 University Avenue
                                   9th Floor
                                Toronto, Ontario
                                    M5J 2Y1
                         Attention: Corporation Actions

                           Telephone: (514) 982-7270
                           Toll Free: 1-800-564-6253
                    E-Mail: caregistryinfo@computershare.com


                             THE DEALER MANAGER IS:

                             BMO NESBITT BURNS INC.
                             1 First Canadian Place
                            4th Floor, P.O. Box 150
                                Toronto, Ontario
                                    M5X 1H3
                           Telephone: (416) 359-4000

ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED BY DEBENTUREHOLDERS TO THE DEALER MANAGER AND THE DEPOSITARY AT THEIR RESPECTIVE TELEPHONE NUMBER AND LOCATIONS SET OUT ABOVE.